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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of earliest event reported) 22 April 1997
                                                         -------------------



                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                   1-4534                 23-1274455
----------------------------   ------------------------   -------------------
(State of other jurisdiction   (Commission file number)   (IRS Identification
      of incorporation)                                          number)


7201 Hamilton Boulevard, Allentown, Pennsylvania               18195-1501
------------------------------------------------               ----------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    --------------

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Item 5. Other Events.

         The Registrant reported record sales and income from operations for the second quarter ended March 31, 1997. Earnings per share increased 13 percent, on income from operations of $106 million, or 96 cents per share, versus $94 million, or 85 cents per share in the year ago quarter. Sales of $1.2 billion were up 14 percent from last year. These results include the operations of Carburos Metalicos on a fully consolidated basis for the entire quarter, but exclude an after-tax gain in the prior year quarter of $41 million, or 36 cents per share, from the settlement of certain derivative-related claims.

         Industrial gas sales for the quarter rose 13 percent and operating income increased 26 percent, including Carburos Metalicos. The tonnage gas business posted solid volume gains in both the U.S. and Europe, principally from increased loading on our hydrogen facilities for the chemical and refinery industries. Productivity improvements in the U.S. more than offset continued economic softness in northern Europe. Gas equity affiliate results, excluding Carburos Metalicos, were slightly higher than last year.

         In chemicals, second quarter operating income was slightly higher than last year's results on a 5 percent increase in sales. Modest volume gains across most businesses offset a slight decline in operating margin.

         The equipment and services segment reported significantly higher sales and operating income for the period. These results reflected a high level of activity, and the business ended the quarter with a near-record backlog of high quality projects.


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         The corporate and other segment included a one-time gain on the sale of an equity investment. This gain was offset by costs associated with refinancing the debt of an equity affiliate, and unfavorable foreign exchange.

         The quarter's results also reflected higher interest expense for new capital investments brought onstream and the Carburos Metalicos acquisition.

         For the first half of fiscal 1997, Air Products reported income of $206 million, or $1.87 per share, versus $183 million, or $1.65 per share, up 13 percent on an operating basis. Sales rose 16 percent to $2.3 billion. These results exclude the 1996 gain from the settlement for certain derivative losses reported in fiscal year 1994.

Financial tables follow:

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                  AIR PRODUCTS AND CHEMICALS, INC.
           SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                            (Unaudited)


(In millions, except earnings per share)
--------------------------------------------------------------------------------
                    Three Months Ended           Six Months Ended
                         31 March                     31 March
                     1997         1996          1997           1996
--------------------------------------------------------------------------------
Sales              $1,153.1    $1,012.5      $ 2,274.0      $ 1,960.0

Net Income         $  106.0    $  135.3(a)   $   205.9(b)   $   224.3(a)

Earnings Per
  Share            $    .96    $   1.21(a)   $    1.87(b)   $    2.01(a)
--------------------------------------------------------------------------------

(a)Included an after-tax gain of $41 million, or $.36 per share, from the settlement with Bankers Trust Company over losses reported in fiscal 1994 associated with leveraged interest rate swap contracts.

(b)Included an after-tax gain of $5.9 million, or $.05 per share from the sale of the landfill gas business and an after-tax impairment loss of $6.0 million, or $.05 per share.

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        AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                       CONSOLIDATED INCOME


(In millions, except per share)
--------------------------------------------------------------------------------
                            Three Months Ended   Six Months Ended
                                 31 March            31 March
                               1997    1996       1997      1996
--------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                       $1,153.1 $1,012.5  $2,274.0  $1,960.0
Other income                    10.4      4.1      19.8       7.9
--------------------------------------------------------------------------------
                             1,163.5  1,016.6   2,293.8   1,967.9
--------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of sales                  686.3    609.7   1,379.0   1,169.1
Selling, distribution and
 administrative                264.7    230.8     506.2     450.9
Research and development        28.5     28.1      55.2      55.7
--------------------------------------------------------------------------------
OPERATING INCOME               184.0    148.0     353.4     292.2
Income from equity affiliates,
 net of related expenses        13.5     18.0      32.2      33.8
Gain on settlement of leveraged
 interest rate swaps            --       66.8      --        66.8
Interest expense                42.5     31.2      82.4      59.9
--------------------------------------------------------------------------------
INCOME BEFORE TAXES            155.0    201.6     303.2     332.9
Income taxes                    49.0     66.3      97.3     108.6
--------------------------------------------------------------------------------
NET INCOME                  $  106.0  $ 135.3  $  205.9  $  224.3
--------------------------------------------------------------------------------
MONTHLY AVERAGE OF
COMMON SHARES OUTSTANDING       --       --       110.2     111.8
--------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE   $    .96  $  1.21  $   1.87  $   2.01
--------------------------------------------------------------------------------
DIVIDENDS DECLARED PER
 COMMON SHARE - Cash        $    .28  $   .26  $    .55  $    .52
--------------------------------------------------------------------------------

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                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS

(In millions, except per share)
--------------------------------------------------------------------------------
                                               31 March  31 March
                ASSETS                           1997      1996
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                             $  111.8   $ 82.2
Trade receivables, less allowances for
 doubtful accounts                                 814.0    649.1
Inventories                                        398.0    383.2
Contracts in progress, less progress billings      167.5    114.1
Other current assets                               173.1    143.7
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             1,664.4  1,372.3
--------------------------------------------------------------------------------
INVESTMENTS                                        596.8    794.9
PLANT AND EQUIPMENT, at cost                     8,537.3  7,691.4
 Less - Accumulated depreciation                 4,167.8  3,982.5
--------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                         4,369.5  3,708.9
--------------------------------------------------------------------------------
GOODWILL                                           265.8     80.3
OTHER NONCURRENT ASSETS                            317.9    268.0
================================================================================
TOTAL ASSETS                                    $7,214.4 $6,224.4
================================================================================
    LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
CURRENT LIABILITIES
Payables, trade and other                       $  607.4 $  491.0
Accrued liabilities                                275.4    234.6
Accrued income taxes                                50.7     94.4
Short-term borrowings                              395.5    423.2
Current portion of long-term debt                   57.3     25.0
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                        1,386.3  1,268.2
--------------------------------------------------------------------------------
LONG-TERM DEBT                                   2,211.6  1,495.0
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES     403.7    397.7
DEFERRED INCOME TAXES                              655.2    510.4
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                4,656.8  3,671.3
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share               124.7    124.7
Capital in excess of par value                     454.6    463.4
Retained earnings                                2,832.5  2,556.2
Unrealized gain on investments                      15.6     40.5
--------------------------------------------------------------------------------
Cumulative translation adjustments                (142.3)   (47.8)
--------------------------------------------------------------------------------
Treasury Stock, at cost                           (275.4)  (126.4)
Shares in trust                                   (452.1)  (457.5)
--------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                       2,557.6  2,553.1
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $7,214.4 $6,224.4
================================================================================

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               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The company completed the sale of the landfill gas recovery business, GSF Energy Inc., during the three months ended 31 December 1996. The gain on sale was included in the other income line of the income statement.

During the three months ended 31 December 1996, an impairment loss was recorded in the chemicals segment. The write-down was related to production assets in the performance chemicals division and the related goodwill. The impairment loss was calculated based on an offer to purchase these assets and was included in the other income line of the income statement. The sale of the impaired assets occurred in February 1997.

On 22 October 1996, the company obtained control of Carburos Metalicos S.A. (Carburos). Carburos is a leading supplier of industrial gases in Spain. The company now owns 96.7% of the outstanding shares in Carburos. This transaction was accounted for as a step acquisition purchase and the results for the six months ended 31 March 1997 include the consolidated operating results for Carburos since mid-November 1996. Previously, the company accounted for its investment using the equity method. The company has recorded a total of $212.2 million as cumulative goodwill, which will be amortized on a straight-line basis over forty years.



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                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY BUSINESS SEGMENTS


(In millions)
--------------------------------------------------------------------------------
                         Three Months Ended     Six Months Ended
                               31 March             31 March
                            1997      1996       1997      1996
--------------------------------------------------------------------------------
Sales:
   Industrial Gases     $  671.0   $  591.5   $1,285.5   $1,142.4
   Chemicals               358.5      340.0      704.7      649.7
   Equipment/Services      123.6       76.3      282.6      158.2
   Corporate/Other          --          4.7        1.2        9.7
--------------------------------------------------------------------------------
      CONSOLIDATED      $1,153.1   $1,012.5   $2,274.0   $1,960.0
--------------------------------------------------------------------------------
Operating Income:
   Industrial Gases     $  125.5   $   99.6   $  243.8   $  203.3
   Chemicals                53.4       52.7       97.9      100.8
   Equipment/Services       10.5        7.0       16.1       11.6
   Corporate/Other          (5.4)(a)  (11.3)      (4.4)(a)  (23.5)
--------------------------------------------------------------------------------
      CONSOLIDATED      $  184.0   $  148.0   $  353.4   $  292.2
--------------------------------------------------------------------------------
Equity Affiliates' Income:
   Industrial Gases       $  8.5     $  9.9   $   20.5   $   19.1
   Chemicals                 0.1        0.1        0.2       (0.1)
   Equipment/Services        3.5        2.3        7.0        4.3
   Corporate/Other           1.4 (b)    5.7        4.5 (b)   10.5
--------------------------------------------------------------------------------
      CONSOLIDATED        $ 13.5     $ 18.0   $   32.2   $   33.8
--------------------------------------------------------------------------------

The segment results for 1996 have been restated. The business to be divested (American Ref-Fuel) and the landfill gas business sold in November are included in the Corporate/Other segment, while the continuing businesses from the Environmental/Energy segment (power generation and Pure Air(TM)), are now included in the Equipment/Services segment.

(a) In January 1997, the company sold 2.1 million shares of a cost basis investment. The partial sale of the company's investment resulted in a gain of $7.3 million ($4.5 million after-tax or, $.04 per share) and was recorded in the Corporate/Other segment.

(b) During the three months ended 31 March 1997, American Ref-Fuel (50% owned partnership) refinanced its Hempstead Bond offerings to lower the effective interest rate. This transaction resulted in a charge to the Corporate/Other segment of $4.8 million ($2.8 million after-tax, or $.03 per share).



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        AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                  SUMMARY BY GEOGRAPHIC REGIONS


(In millions)
--------------------------------------------------------------------------------
                          Three Months Ended    Six Months Ended
                               31 March             31 March
                            1997      1996       1997      1996
--------------------------------------------------------------------------------
Sales:
   United States         $  806.4  $  762.8    $1,598.5  $1,462.5
   Europe                   305.2     214.7       590.9     426.6
   Canada/Latin America      38.6      33.8        78.2      68.7
   Other                      2.9       1.2         6.4       2.2
--------------------------------------------------------------------------------
      CONSOLIDATED        $1,153.1 $1,012.5    $2,274.0  $1,960.0
--------------------------------------------------------------------------------
Operating Income:
   United States         $  140.4  $  119.1    $  284.6  $  228.1
   Europe                    39.5      25.0        59.6      58.7
   Canada/Latin America       4.2       3.8         9.6       5.3
   Other                     (0.1)      0.1        (0.4)      0.1
--------------------------------------------------------------------------------
      CONSOLIDATED       $  184.0  $  148.0    $  353.4  $  292.2
--------------------------------------------------------------------------------
Equity Affiliates' Income:
   United States         $    4.8  $    7.4    $   11.0  $   13.7
   Europe                     1.9       5.2         9.0      10.9
   Canada/Latin America       2.7       2.6         5.4       3.9
   Other                      4.1       2.8         6.8       5.3
--------------------------------------------------------------------------------
      CONSOLIDATED       $   13.5  $   18.0    $   32.2  $   33.8
--------------------------------------------------------------------------------

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     ----------------------------------------
                                         (Registrant)




Dated: 22 April 1997                 By:   /s/ Arnold H. Kaplan
                                        -------------------------------------
                                               Arnold H. Kaplan
                                               Vice President - Finance


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